UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FULL HOUSE RESORTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FULL HOUSE RESORTS, INC.
4670 Fort Apache Road, Suite 190
Las Vegas, Nevada 89147

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on the 5th day of May, 2015

Dear Stockholder:

You are invited to attend our Annual Meeting of Stockholders, which will be held at 10:00 a.m., local time, on the 5th day of May, 2015, at the offices of Greenberg Traurig, LLP located at 3773 Howard Hughes Parkway, Suite 400 North, Las Vegas, Nevada 89169, for the following purposes:

(1)	election of eight members to our board of directors to serve until our next annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	approval of the Full House Resorts, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”);

(3)	ratification of the appointment of Piercy Bowler Taylor & Kern, Certified Public Accountants (“Piercy Bowler Taylor & Kern”), as our independent registered public accounting firm for 2015;

(4)	an advisory vote to approve named executive officer compensation; and

(5)	transaction of such other business as may properly come before the annual meeting, including any adjournments or postponements thereof.

Our board of directors has fixed the close of business on March 23, 2015 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

By Order of the Board of Directors

/s/ Bradley M. Tirpak
Bradley M. Tirpak
Chairman

Las Vegas, Nevada
April 3, 2015

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU EXECUTE A PROXY CARD, YOU MAY NEVERTHELESS ATTEND THE MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

2015 ANNUAL MEETING OF STOCKHOLDERS
OF
FULL HOUSE RESORTS, INC.

PROXY STATEMENT

This proxy statement contains information relating to the 2015 Annual Meeting of Stockholders of Full House Resorts, Inc. (referred to herein as “we”, “us”, “our” and the “Company”), to be held at 10:00 a.m., local time, on the 5th day of May, 2015, at the offices of Greenberg Traurig, LLP located at 3773 Howard Hughes Parkway, Suite 400 North, Las Vegas, Nevada 89169, and to any adjournments or postponements. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 3, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2015

This proxy statement, form of proxy and our annual report on Form 10-K are also available on our website at www.fullhouseresorts.com.

ABOUT THE MEETING

What Is The Purpose Of The Annual Meeting?

At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:

●	the election of eight directors,

●	the approval of the 2015 Equity Incentive Plan,

●	the ratification of Piercy Bowler Taylor & Kern as our independent registered public accounting firm, and

●	an advisory vote to approve named executive officer compensation.

The stockholders also will transact any other business that properly comes before the meeting.

Who Is Entitled To Vote?

Only stockholders of record at the close of business on the record date, March 23, 2015, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Who Can Attend The Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend.  Please note that if you hold shares in “street name,” that is, through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date. You will also need a photo ID to gain admission.

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What Constitutes A Quorum?

The presence at the meeting, in person or by proxy, of the holders of 40% of the total number of shares of our common stock and preferred stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 18,876,681 shares of our common stock were outstanding and held by approximately 96 stockholders of record. As of the record date, no shares of our preferred stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum.

If less than 40% of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How Do I Vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

Prior to the annual meeting, we will select one or more inspectors of election. These inspectors will determine the number of shares of common stock represented at the meeting, the existence of a quorum, the validity of proxies and will count the ballots and votes and will determine and report the results to us.

May I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What Are The Board’s Recommendations?

The enclosed proxy is solicited on behalf of the Board of Directors of the Company (the “Board”). Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. The recommendation of the Board is set forth with the description of each item in this proxy statement. In summary, the Board recommends a vote:

●	FOR the election of the nominated slate of directors (see pages 7 through 16).

●	FOR the approval of the 2015 Equity Incentive Plan (see pages 21 through 29).

●	FOR the ratification of Piercy Bowler Taylor & Kern as our independent auditors (see pages 30 through 31).

●	FOR the proposal regarding an advisory vote to approve named executive officer compensation (see page 32).

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The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate board nominees. In the event that any other matter should properly come before the meeting or any nominee is not available for election, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in accordance with their best judgment.

What Vote Is Required To Approve Each Item?

Election of Directors. A plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to accumulate their votes for directors.

Approval of the 2015 Equity Incentive Plan. An affirmative vote of a majority of the votes cast at the meeting is required to approve the 2015 Equity Incentive Plan.

Ratification of Piercy Bowler Taylor & Kern. An affirmative vote of a majority of the votes cast at the meeting is required for the ratification of our independent registered public accounting firm.

Advisory vote to approve named executive officer compensation.  An affirmative vote of a majority of the votes cast at the meeting is required for the approval of this advisory proposal.

Other Items. For any other item that may properly come before the meeting, the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy, will be required for approval, unless otherwise required by law.

For the purpose of determining whether the stockholders have approved matters other than the election of directors under Delaware law, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote.  Abstentions are counted for purposes of determining whether there is a quorum. If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote these shares on Proposal 1, Proposal 2 or Proposal 4, the broker may not exercise discretion to vote for or against those proposals. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 3, the broker may exercise its discretion to vote for or against that proposal in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

Who Pays For The Preparation Of The Proxy Statement?

We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees or authorized agents may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies and we may reimburse those persons for their expenses incurred in connection with these activities. We will compensate only independent third party agents that are not affiliated with us to solicit proxies. At this time, we do not anticipate that we will be retaining a third party solicitation firm, but should we determine in the future that it is in our best interests to do so, we will retain a solicitation firm and pay for all costs and expenses associated with retaining this solicitation firm.

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You should review the information provided in this proxy statement in conjunction with our 2014 Annual Report to Stockholders, which accompanies this proxy statement. Our principal executive offices are located at 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147 and our telephone number is (702) 221-7800. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

Do I Have Dissenter’s or Appraisal Rights?

You have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the record date concerning the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock,
●	each of our directors and named executive officers, and
●	all of our directors and executive officers as a group.

Unless otherwise listed above, the address for each of our officers and directors is c/o Full House Resorts, Inc., 4670 South Fort Apache Road, Suite 190, Las Vegas, Nevada 89147.

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percentage of Class Outstanding (1)
Common Stock:

Kenneth R. Adams	26,900		*
Carl G. Braunlich	20,000		*
W.H. Baird Garrett	-		*
Ellis Landau	-		*
Daniel R. Lee	233,369		1.24%
Kathleen Marshall	18,000		*
Craig W. Thomas	499,081		2.64%
Bradley M. Tirpak	463,982		2.46%
Lewis A. Fanger	-		*
Elaine L. Guidroz	15,000		*
All Officers and Directors as a Group (10 Persons)	1,276,332		6.76%

Andre Hilliou	691,700	(2)	3.66%
Mark J. Miller	589,287	(3)	3.12%
Deborah J. Pierce	60,800	(4)	*
RMB Capital Holdings, LLC	1,766,953	(5)	9.36%
Franklin Resources, Inc.	1,600,000	(6)	8.48%
Perritt Capital Management, Inc.	1,288,473	(7)	6.83%

*	Less than 1% of the outstanding shares of common stock.

(1)
Shares are considered beneficially owned, for purposes of this table only, if held by the person indicated as beneficial owner, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise, has or shares the power to vote, to direct the voting of and/or dispose of or to direct the disposition of, such security, or if the person has a right to acquire beneficial ownership within 60 days, unless otherwise indicated in these footnotes. Any securities outstanding that are subject to options or warrants exercisable within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

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(2)
All shares are owned through the Hilliou Living Trust, of which Mr. Hilliou is co-trustee and co-beneficiary.  Beneficial ownership for Mr. Hilliou is based on confirmation received from him.  Mr. Hilliou resigned as our Chief Executive Officer in November 2014.

(3)
Includes 560,387 shares that are owned through the Miller Family Living Trust, of which Mr. Miller is a trustee and beneficiary.  Beneficial ownership for Mr. Miller is based on confirmation received from him.  Mr. Miller resigned as our Executive Vice President and Chief Operating Officer in November 2014.

(4)	Beneficial ownership for Ms. Pierce is based on confirmation received from her. Ms. Pierce resigned as our Chief Financial Officer in December 2014.

(5)
Based on information disclosed in Schedule 13G/A, as filed with the SEC on February 5, 2015 pursuant to a joint filing agreement by and among RMB Capital Holdings, LLC, RMB Capital Management, LLC and Iron Road Capital Partners, LLC:  (a) RMB Capital Holdings, LLC reported shared voting and dispositive power over 1,766,953 shares, (b) RMB Capital Management, LLC reported sole voting and dispositive power over 50,000 shares and shared voting and dispositive power over 1,766,953 shares, and (c) Iron Road Capital Partners, LLC reported shared voting and dispositive power over 1,716,953 shares.  The principal business address of RMB Capital Holdings, LLC, RMB Capital Management, LLC and Iron Road Capital Partners, LLC is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

(6)
Based on information disclosed in Schedule 13G, as filed with the SEC on February 9, 2015. Franklin Resources, Inc. (“FRI”), its subsidiary Franklin Advisory Services, LLC, and Charles B. Johnson and Rupert H. Johnson, Jr. (holders of more than 10% of the common stock of FRI), reported holdings of our common stock beneficially owned by one or more open or closed-end investment companies or other managed accounts that are investment management clients of subsidiaries of FRI.  FRI reported that Franklin Advisory Services, LLC has sole voting and dispositive power for all such shares.  The principal business address of FRI, Charles B. Johnson and Rupert H. Johnson, Jr. is One Franklin Parkway, San Mateo, CA 94403-1906.  The principal business address for Franklin Advisory Services, LLC is One Parker Plaza, Ninth Floor, Fort Lee, NJ 07024-2938.

(7)
Based on information disclosed in Schedule 13G, as filed with the SEC on February 13, 2015.  Perritt Capital Management, Inc., as adviser to Perritt Funds, Inc., reported shared voting and dispositive power over 1,288,473 shares with Perritt Funds, Inc.  The principal business address of Perritt Capital Management, Inc. and Perritt Funds, Inc. is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our outstanding common stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock. These persons are required by SEC regulation to furnish us with copies of all such reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that all Section 16(a) reports were timely filed by our officers, directors and greater than ten percent beneficial owners.

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PROPOSAL ONE: ELECTION OF DIRECTORS

Our bylaws provide that the number of directors constituting our Board shall be fixed from time to time by the Board. Our Board currently consists of eight directors. The nominees to be voted on by stockholders at this meeting are Kenneth R. Adams, Carl G. Braunlich, W.H. Baird Garrett, Ellis Landau, Daniel R. Lee, Kathleen Marshall, Craig W. Thomas and Bradley M. Tirpak.  Directors are elected by a plurality of the votes cast, assuming a quorum is present.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

All nominees have consented to be named and have indicated their intent to serve if elected. We have no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as our Board may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of Kenneth R. Adams, Carl G. Braunlich, W.H. Baird Garrett, Ellis Landau, Daniel R. Lee, Kathleen Marshall, Craig W. Thomas and Bradley M. Tirpak.

The names, ages and positions of all our nominees for director and our executive officers are listed below, followed by a brief account of their business experience during at least the past five years.

Name	Age	Position
Kenneth R. Adams	72	Director
Carl G. Braunlich	62	Vice Chairman
W.H. Baird Garrett	53	Director
Ellis Landau	71	Director
Daniel R. Lee	58	Director, President and Chief Executive Officer
Kathleen Marshall	59	Director
Craig W. Thomas	40	Director
Bradley M. Tirpak	44	Chairman
Lewis A. Fanger	37	Senior Vice President, Chief Financial Officer and Treasurer
Elaine L. Guidroz	37	Vice President, Secretary and General Counsel

 On November 28, 2014, we entered into a Settlement Agreement with Daniel R. Lee, Bradley M. Tirpak and Craig W. Thomas (jointly and severally, the “Shareholder Group”), to resolve attempts by the Shareholder Group to call a special meeting of our stockholders for the purpose of, among other things, nominating certain individuals to our Board and amending our by-laws.

Pursuant to the Settlement Agreement, among other things:

-           The size of our Board was increased from five to nine members, creating four vacancies on the Board.

-           We accepted the resignation of Andre M. Hilliou and Mark J. Miller as directors, effective November 28, 2014, resulting in two additional vacancies on the Board.

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-           W.H. Baird Garrett, Raymond Hemmig, Ellis Landau, Daniel R. Lee, Bradley M. Tirpak and Craig W. Thomas were appointed by the Board to fill the six vacancies.

-           We agreed to nominate Kenneth R. Adams, Carl G. Braunlich, Kathleen Marshall, W.H. Baird Garrett, Raymond Hemmig, Ellis Landau, Daniel R. Lee, Bradley M. Tirpak and Craig W. Thomas to the Board for election at our Annual Meeting.

-           The Shareholder Group has irrevocably withdrawn its solicitation, and has agreed to cease all efforts related to the solicitation.

-           Through the end of the Company’s 2016 meeting of the stockholders (or an earlier date upon the occurrence of certain events), each member of the Shareholder Group has agreed to certain customary standstill restrictions.

-           The Company and the Shareholder Group agreed to a mutual release of claims, including those arising in respect of, or in connection with, the solicitation.

-           The Company agreed to reimburse the Shareholder Group for actual out-of-pocket expenses in the aggregate amount of up to $215,000 incurred in connection with the solicitation.

On January 27, 2015, Raymond Hemmig informed us of his decision to resign as a member of our Board.  Mr. Hemmig’s decision to resign was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices.

Accordingly, on January 28, 2015, we entered into that certain First Amendment to Settlement Agreement (the “Amended Settlement Agreement”), which modified portions of the Settlement Agreement. The Amended Settlement Agreement eliminates the requirement that Mr. Hemmig be nominated and elected to the Board, and acknowledges the reduction in the size of the Board from nine (9) to eight (8) directors.

A copy of the Settlement Agreement is filed with our SEC Form 8-K filed December 1, 2014, as Exhibit 10.1.  A copy of the Amended Settlement Agreement is filed with our SEC Form 8-K filed January 29, 2015 as Exhibit 10.1.  Each document can be viewed on the website of the Securities and Exchange Commission: http://www.sec.gov.

Kenneth R. Adams joined our Board in January 2007. Mr. Adams is a principal in the gaming consulting firm, Ken Adams Ltd., which he founded in 1990. He is also an editor of the Adams’ Report monthly newsletter, the Adams’ Daily Report electronic newsletter and the Adams Analysis, each of which focus on the gaming industry. Since 2012, Mr. Adams has been a partner in the Colorado Grande in Cripple Creek, Colorado, a limited stakes casino with a restaurant and bar. Since August 1997, Mr. Adams has been a partner in Johnny Nolon’s Casino in Cripple Creek, Colorado, a limited stakes casino with a restaurant and bar. From 2001 until 2008, he served on the board of directors of Vision Gaming & Technology, Inc., a privately held gaming machine company, and he formerly served on the board of directors of the Downtown Improvement Agency in Reno, Nevada. The Board believes Mr. Adams is qualified to serve as a Director due to his specific experience as a casino operator, his knowledge of the casino industry and his continuing analysis and review of the industry.

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Dr. Carl G. Braunlich has been one of our directors since May 2005. Since August 2006, he has been an Associate Professor at University of Nevada, Las Vegas. Dr. Braunlich holds a Doctor of Business Administration in International Business from United States International University, San Diego, CA. Prior to joining the faculty of University of Nevada, Las Vegas, Dr. Braunlich was a Professor of Hotel Management at Purdue University since 1990. Previously he was on the faculty at United States International University. Dr. Braunlich has held executive positions at the Golden Nugget Hotel and Casino in Atlantic City, New Jersey and at Paradise Island Hotel and Casino, Nassau, Bahamas. He has been a consultant to Wynn Las Vegas, Harrah’s Entertainment, Inc., Showboat Hotel and Casino, Bellagio Resort and Casino, International Game Technology, Inc., Atlantic Lottery Corporation, Nova Scotia Gaming Corporation and the Nevada Council on Problem Gambling. Dr. Braunlich was on the board of directors of the National Council on Problem Gambling, and he has served on several Problem Gambling Committees, including those of the Nevada Resort Association and the American Gaming Association. The Board believes that Dr. Braunlich is qualified to serve as a Director due to his knowledge of and experience in the casino industry and his position as an educator and consultant to the casino industry.

W.H. Baird Garrett joined our Board in November 2014.  Mr. Garrett is an attorney at VLP Law Group and the Chair of its Technology Transactions practice group. Mr. Garrett has extensive experience in corporate law, having represented clients as diverse as The Walt Disney Company and the venture capital firm of Kleiner, Perkins, Caufield and Byers. He specializes in the negotiation of complex commercial transactions, particularly those involving new technology and intellectual property, such as the purchase and licensing of gaming devices and on-line gaming software. Mr. Garrett previously practiced law at the law firm of Wilson, Sonsini, Goodrich and Rosati in Palo Alto, CA and Seattle, WA. Prior to entering private practice, he clerked for the Delaware Court of Chancery. Mr. Garrett earned a B.A. degree from Pennsylvania State University, an M.A. degree from the University of Chicago and a J.D. degree from the University Of Virginia School Of Law. The Board believes that Mr. Garrett is qualified to serve as a Director due to his expertise in complex legal transactions involving technology and gaming devices.

Ellis Landau joined our Board in November 2014.  Mr. Landau is a private investor who serves on various for-profit and non-profit boards. In 2006, Mr. Landau retired as Executive Vice President and Chief Financial Officer of Boyd Gaming Corporation, a position he held since he joined the company in 1990. Mr. Landau previously worked for Ramada Inc., later known as Aztar Corporation, where he served as Vice President and Treasurer, as well as U-Haul International and the Securities and Exchange Commission. Mr. Landau is President, Treasurer and Director of ALST Casino Holdco, LLC, the holding company of Aliante Gaming, LLC, which owns and operates Aliante Casino + Hotel in Las Vegas, Nevada. From 2007 to 2011, Mr. Landau was a member of the board of directors of Pinnacle Entertainment, Inc., a leading gaming company, where he served as chair of the Audit Committee and as a member of its Nominating and Governance Committee and its compliance committee. Mr. Landau served as a director of Spectrum Group International from 2012 until March 2014. Mr. Landau has served as a director of A-Mark Precious Metals since March 2014 and is Chairman of the Audit Committee and a member of the Compensation Committee. Mr. Landau is a member of the board of directors of Data Driven Delivery Systems, a rapidly growing medical service company and serves as the chair of its audit committee. Mr. Landau currently holds a gaming license in the State of Nevada and he has previously been licensed in Indiana and Mississippi, which are the three jurisdictions where the Company operates. Mr. Landau earned his B.A. in economics from Brandeis University and his M.B.A. in finance from Columbia University Business School. The Board believes that Mr. Landau is qualified to serve as a Director due to knowledge of and experience in the casino and hospitality industries and his experience as a director for gaming companies, as well as his service on various committees of those boards.

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Daniel R. Lee joined our Board, and he was appointed as our President and Chief Executive Officer in November 2014.  Mr. Lee is the Managing Partner of Creative Casinos and Creative II.  He was previously Chairman and Chief Executive Officer of Pinnacle Entertainment from 2002 to 2009. In the 1990s, he was Chief Financial Officer, Treasurer and Sr. Vice President of Finance and Development at Mirage Resorts, reporting to Mirage CEO Steve Wynn.  During the 1980s, Mr. Lee was a securities analyst for Drexel Burnham Lambert and CS First Boston, specializing in the lodging and gaming industries. He serves as an independent director of Gabelli Securities, Inc. and ICTC Corporation and previously served as an independent director of LICT Corporation. Until March 2015, he also served as an independent director of Myers Industries and a member of its Audit Committee.  Mr. Lee recently renewed his gaming license in the State of Nevada, and he has been licensed previously in Indiana and Mississippi, which are the three jurisdictions where the Company operates. While working as a securities analyst, he was a Chartered Financial Analyst. Mr. Lee earned his M.B.A. in finance and a B.S. degree in Hotel Administration, both from Cornell University. The Board believes that Mr. Lee is qualified to serve as a Director due to his experience and knowledge in the gaming, lodging and securities industries.

Kathleen Marshall joined our Board in January 2007. Ms. Marshall has also been appointed the Chairperson of our Audit Committee. Ms. Marshall is a Certified Public Accountant who since October 2008 has served as Director of Business Development of Global Connect, LLC a web-based voice messaging company. Prior to that, from July 2003 through August 2008, Ms. Marshall served as Vice President of Finance for Atlantic City Coin & Slot Service Co. Inc., which designs, manufactures and distributes gaming equipment. Between January and June 2003, Ms. Marshall worked as a consultant. From April 1999 to December 2002, she served as Vice President of Finance for the Atlantic City Convention and Visitors Authority, a government agency responsible for enhancing the economy of the region with coordination of the operations of the Atlantic City Convention Center. Prior to that, Ms. Marshall held various finance positions with several Atlantic City Casinos, including Vice President of Finance at Atlantic City Showboat, Inc. and various internal audit and financial positions at Caesars Atlantic City, Inc. In addition, Ms. Marshall has worked as a public accountant in the audit division of Price Waterhouse. The Board believes that Ms. Marshall is qualified to serve as a Director due to her knowledge of and experience in the casino industry and her background as a financial officer for casino and casino related companies.

Craig W. Thomas joined our Board in November 2014.  Mr. Thomas is a professional investor with fifteen years of investing experience who has been a portfolio manager at CR Intrinsic Investors and S.A.C. Capital Advisors and an analyst at Goff Moore Strategic Partners and Rainwater, Inc.  He is currently the co-founder of Shareholder Advocates for Value Enhancement and the managing member of various investment partnerships.  Prior to becoming a professional investor, Mr. Thomas was a consultant at The Boston Consulting Group.  Mr. Thomas is a former director of Laureate Education, Inc. and Direct Insite Corporation.  Mr. Thomas earned an A.B. from Stanford University and earned his M.B.A. from the Graduate School of Business at Stanford University. The Board believes that Mr. Thomas is qualified to serve as a Director due to his knowledge and experience in portfolio management, investment analysis and shareholder advocacy.

Bradley Tirpak joined our Board in November 2014, and he was elected as our Chairman of the Board in December 2014.  Mr. Tirpak is a professional investor with twenty years of investing experience who has been a portfolio manager at Credit Suisse First Boston, Caxton Associates and Sigma Capital Management. He is currently the co-founder of Shareholder Advocates for Value Enhancement and managing member of various investment partnerships. Between 1993 and 1996, he was the founder and CEO of Access Telecom, Inc. an international telecommunications company doing business in Mexico. Mr. Tirpak is a former director of USA Technologies, Inc. Mr. Tirpak earned a B.S.M.E. from Tufts University and earned his M.B.A. from Georgetown University. The Board believes that Mr. Tirpak is qualified to serve as a Director due to his knowledge and experience in managing investments and boards and senior management on corporate governance, strategy and capital allocation.

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Lewis A. Fanger was appointed as our Senior Vice President, Chief Financial Officer and Treasurer on January 30, 2015, subject to normal and customary state licensing requirements.  Prior to joining the Company, Mr. Fanger served from June 2013 through February 2015 as a Vice President of Wynn Resorts, Limited, a leading owner and operator of resort casinos and a member of the S&P 500 and NASDAQ-100 indexes. At Wynn, Mr. Fanger oversaw the investor relations functions for both its NASDAQ- and Hong Kong Stock Exchange-listed stocks and assisted with the company’s development efforts, including in Asia. From August 2011 to June 2013, Mr. Fanger was Senior Vice President and Chief Financial Officer of Creative Casinos, LLC, the original developer of the recently opened Golden Nugget resort casino in Lake Charles, Louisiana. Mr. Fanger also served from July 2003 to August 2011 at Pinnacle Entertainment, Inc. in various capacities, including as Vice President of Finance, where he oversaw the treasury and investor relations functions of the company. Prior to that, Mr. Fanger worked as an equity research associate in the gaming group at Bear, Stearns & Co. in New York. Mr. Fanger earned a bachelor’s degree in industrial engineering and a master’s degree in business administration, both from Stanford University.

Elaine L. Guidroz was appointed as our Secretary in December 2012. She has served as our General Counsel since January 2013. Prior to serving as General Counsel, Ms. Guidroz has served as Associate General Counsel since February 2012. Ms. Guidroz began her gaming career in 2004 where she served as In-House Counsel to Grand Victoria Casino & Resort, owned and managed by Hyatt Gaming Management, Inc. From 2006 through 2011, Ms. Guidroz served as General Counsel and Compliance Officer to Grand Victoria Casino & Resort. Prior to joining Grand Victoria, Ms. Guidroz was in private practice in Indianapolis, Indiana, where she focused primarily on insurance defense matters. Ms. Guidroz received her Doctor of Jurisprudence (J.D.), magna cum laude, from Indiana University McKinney School of Law. Ms. Guidroz also holds a Masters of Business Administration from Xavier University Williams College of Business, and a Bachelor of Arts from the University of North Carolina-Chapel Hill. Ms. Guidroz is admitted to practice law in the states of Indiana and Kentucky.

Term of Each Directorship

The term of office of each director ends at the next annual meeting of stockholders or when his or her successor is elected and qualified.  Our officers serve at the discretion of the Board.

Independence of Directors

Under the corporate governance standards of the NASDAQ Stock Market LLC (“NASDAQ”), at least a majority of our Board and all of the members of our audit committee, compensation committee and the nominating committee must meet the test of independence as defined by the listing requirements of NASDAQ. Our Board, in the exercise of its reasonable business judgment, has determined that Mr. Adams, Dr. Braunlich, Ms. Marshall, Mr. Garrett, Mr. Landau, Mr. Thomas and Mr. Tirpak qualify as independent directors pursuant to NASDAQ and SEC rules and regulations. In making the determination of independence, our Board considered the recommendations of our nominating committee, which also considered whether such directors would be deemed to be “independent” under NASDAQ Rule 5605(a)(2).

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Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to our current directors or executive officers: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Director Compensation

For service as a director during 2014, each independent, non-employee director received cash compensation of $20,000 per year in addition to $1,000 for each meeting attended in excess of four meetings.  The chairperson of each committee of the Board, other than the nominating committee, received cash compensation of $10,000 per year for such service and each committee member received $1,000 for each committee meeting attended. In addition, non-employee directors also received 2,000 shares of fully vested common stock per annum.

In February 2015, the Board amended its compensation structure for non-employee director compensation. As amended, each non-employee director’s compensation in 2015 will consist of two components:  (1) cash compensation of $12,000 per year, paid quarterly in arrears, and (2) an annual grant of fully vested common stock valued at $20,000 on the date of grant subject to a one-year transfer restriction on the stock from the date of grant.  The common stock component of the compensation structure is subject to approval of the proposed 2015 Equity Incentive Plan. Should the stockholders not approve the 2015 Equity Incentive Plan, the common stock component will instead be paid as an additional cash payment of $20,000, paid quarterly in arrears. For the upcoming year, the non-employee director compensation structure will not include incremental fees for meetings attended, additional fees for attendance at committee meetings or additional fees for the committee chairpersons. Such changes reflect the Board’s focus on aligning our Board and management team with the long-term interests of our shareholders.

The table below summarizes the compensation paid by us to our current non-employee directors for services rendered for 2014.  Directors who are employed by us do not receive additional compensation for serving as directors.

Director Compensation – 2014

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Kenneth R. Adams	$43,999	$3,020	$47,019
Carl G. Braunlich	$57,997	$3,020	$61,017
W.H. Baird Garrett	$-	$-	$-
Ellis Landau	$-	$-	$-
Kathleen Marshall	$46,999	$3,020	$50,019
Craig W. Thomas	$-	$-	$-
Bradley M. Tirpak	$-	$-	$-

(1)
The amounts shown in this column represent the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2014 in accordance with FASB ASC Topic 718 related to restricted stock awards granted in 2014 pursuant to our various share-based payment plans, and includes amounts from awards. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

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Meetings and Committees of the Board of Directors

Meetings. During 2014, the Board held three regular meetings and seven special meetings.  Each of our directors attended at least 75% of the aggregate number of meetings of the Board that were held during the period such person served on the Board and the number of meetings of committees of the Board held during the period that such person served on such committee. We have no specific requirements regarding the attendance at the annual meeting of stockholders by our directors. In 2014, all of our directors attended the annual meeting in person.

We have four standing committees: the audit committee, the compensation committee, the nominating committee and the compliance committee.

Audit Committee

Our audit committee is comprised of three members, Ms. Marshall, Mr. Thomas and Mr. Tirpak. Ms. Marshall serves as chair and financial expert on the audit committee.  Our Board has determined that Ms. Marshall is an audit committee financial expert as defined by the rules and regulations of the SEC. Our Board, in its reasonable judgment, has determined that each member of the audit committee is independent as defined under the applicable NASDAQ listing standards and federal law. Our audit committee held four meetings in 2014.

The audit committee’s functions include overseeing and monitoring the activities of our financial reporting process, our systems of internal controls over financial reporting and the integrity of our financial statements, the independent auditors’ qualifications, independence and performance, and to assist our Board in ensuring our compliance with legal and regulatory requirements in our financial reporting process. Our Board has adopted a written charter for the audit committee setting out the functions that it is to perform. The text of the charter is available on our website at www.fullhouseresorts.com.

Please refer to the audit committee report, which is set forth below, for a further description of our audit committee’s responsibilities and its recommendations with respect to our audited consolidated financial statements for the year ended December 31, 2014.

Compensation Committee

The compensation committee is comprised of three members, Dr. Braunlich, Mr. Tirpak and Mr. Thomas.  Dr. Braunlich acts as chair of the compensation committee. Our Board, in its reasonable judgment, has determined that each member of the compensation committee is independent as defined under the applicable NASDAQ listing standards.  Our compensation committee held three meetings in 2014.

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The compensation committee’s functions include reviewing and making recommendations to the Board regarding all forms of compensation to be provided to our executive officers and directors. Our Board has adopted a written charter for the compensation committee setting out the functions that it is to perform and has recently amended the charter. The text of the charter is available on our website at www.fullhouseresorts.com.

Management provides recommendations to the committee on the amount and type of executive compensation as well as individual performance objectives for bonuses and incentive compensation, and the committee reviews these recommendations along with the performance of the Company as a whole and information previously provided by an executive employment consultant to formulate the committee’s recommendations to the Board. The compensation committee determines the fulfillment of the individual performance objectives, which are based on specific growth goals consistent with the annual business plan, and recommends individual bonus and incentive compensation amounts to the Board.

The compensation committee reviews a number of factors when evaluating compensation of executives, including any potential base salary increases.  Such factors include, but are not limited to, a periodic review of our peer group within the gaming industry for equivalent positions of companies of similar size and status, external market conditions, and individual factors.  Such individual factors include the executive’s experience, tenure, education, job performance, financial contributions and impact to us, complexity of the executive’s responsibilities and any unique skills or qualities the executive possesses.

Nominating Committee

The nominating committee is comprised of three members, Mr. Thomas, Mr. Tirpak and Mr. Garrett. Mr. Thomas acts as chair of the nominating committee. Due to the Board and management changes in late 2014 mentioned above, the nominating committee did not meet outside of the full Board in 2014.

Our Board has adopted a written charter for the nominating committee setting out the functions that it is to perform.  The text of the charter is available on our website at www.fullhouseresorts.com.

Our nominating committee’s functions include assisting our Board with respect to nominating new directors. To fulfill its responsibilities and duties, the nominating committee, among other things;

●
determines periodically, as appropriate, desired Board qualifications, expertise and characteristics, including such factors as business experience and skills and knowledge with respect to gaming, finance, marketing, financial reporting, regulatory and any other areas as may be expected to contribute to an effective Board;

●
determines periodically, as appropriate, whether there are any specific, minimum qualifications that the nominating committee believes must be met by a nominee approved by the nominating committee for a position on the Board and whether there are any specific qualities or skills that the nominating committee believes are necessary for one or more directors to possess;

●	conducts searches for potential Board members with corresponding attributes as needed;

●	evaluates, proposes and approves nominees for election or appointment to the Board; and

●	considers, evaluates and, as applicable, proposes and approves, stockholder nominees for election to the Board.

The nominating committee considers all qualified candidates regardless of age, race, gender, national origin or religion.

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The nominating committee will consider stockholder recommendations for director candidates and will do so in the same manner that it considers all director candidates. There are no specific, minimum qualifications that must be met by a director nominee recommended by a stockholder except as provided for by applicable law. A stockholder wishing to recommend a prospective director nominee for consideration should send notice to Full House Resorts, Inc., Attention: Nominating Committee c/o Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. To be included in our proxy for our next annual meeting, the notice of recommendation must be made in writing and received by our Secretary by December 4, 2015.  Although the nominating committee’s charter permits the committee to engage a search firm to identify director candidates, we did not pay any third parties a fee to assist in the process of identifying or evaluating director candidates in 2014.

Compliance Committee

The compliance committee is comprised of five members: Mr. Adams, Dr. Braunlich, Ms. Marshall, Mr. Garrett and Mr. Lee.  Mr. Adams acts as chair of the regulatory compliance committee.  The regulatory compliance committee’s functions include reviewing and making recommendations to the Board regarding compliance with gaming laws and regulations. The regulatory compliance committee held five meetings in 2014.

The compliance committee meets quarterly to review the items determined by the Nevada, Indiana and Mississippi Gaming Control Boards to be of sufficient material interest to warrant review by a committee of the Board. During 2014, the committee met quarterly and reviewed reports from our Compliance Officer. The compliance committee found no material violations of or deviations from appropriate regulatory controls, and events of regulatory interest were appropriately addressed with no gaming regulatory agency action.

Board of Directors Leadership Structure

In connection with the changes to our Board in November 2014, the Board determined it was appropriate and in the best interests of the Company to appoint an independent director to serve as our Chairman of the Board.  In December 2014, the Board appointed Mr. Bradley Tirpak to serve as our Chairman of the Board. In 2009, we named Dr. Carl Braunlich as Vice Chairman of the Board, and reaffirmed his position as Vice Chairman of the Board in December 2014. Mr. Tirpak and Mr. Braunlich are independent directors.  During 2014, the independent directors met fourteen times in conjunction with our regular Board meetings.  All of our Board committees are compromised only of independent directors except for our compliance committee, which includes Mr. Lee, our President and Chief Executive Officer. Each committee is chaired by an independent director.

Our audit committee is responsible for reviewing and assessing financial risk to the Company.  The audit committee is comprised of three independent directors and meets at least quarterly. In addition, we maintain a compliance committee, comprised of four independent directors and one management director, which is responsible for the oversight and review of all matters of gaming regulatory importance.  We believe that these two committees provide us with proper risk oversight.

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Our Board leadership structure is commonly utilized by other public companies in the United States of comparable size and scope. We believe that this leadership structure has been effective for us. We believe that an independent Chairman and Vice Chairman and only independent directors serving on our Board committees (other than the compliance committee) provide an effective and balanced management structure.  With experienced and participating independent directors, we believe we have the proper leadership structure.

Code of Conduct and Ethics

Our Board has adopted a code of conduct and ethics applicable to each of our directors, officers and employees. In addition, our Board has adopted a separate code of ethics applicable to the Chief Executive Officer and senior financial officers. The full text of the code of conduct and ethics and the separate code of ethics are available on our website at www.fullhouseresorts.com.

Compensation Committee Interlocks and Insider Participation

No executive of the Company is also a member of a compensation committee for a company whose executive officers are on the Board of the Company.

Communications with the Board of Directors

Our Board believes it important that interested parties have the opportunity to communicate their concerns directly to our Board. Stockholders may contact or communicate with an individual director or our Board as a group, including the non-employee directors as a group, by addressing a letter to Full House Resorts, Inc., Attention: Board of Directors c/o Company Secretary, 4670 Fort Apache Road, Suite 190, Las Vegas, Nevada 89147. Each communication should specify the applicable addressee or addressees to be contacted.  The Secretary will forward communications intended for the Board to the Chairman, or, if intended for an individual director, to that director.

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table summarizes the “total compensation” of: (1) our Chief Executive Officer, (2) our former Chief Executive Officer who served in such capacity during 2014, and (3) two former executives who would have been among our most highly compensated executive officers had they been serving as such at the end of 2014.

Summary Compensation Table
Name and Principal Positions	Year	Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Daniel R. Lee (5) President and Chief Executive Officer	2014	$30,513	$--	$477,375	$--	$--	$507,888
Andre M. Hilliou (6)	2014	$322,362	$166,800	$--	$--	$662,931	$1,152,093
Former Chief Executive Officer	2013	$322,362	$--	$--	$111,951	$15,351	$449,664
Mark J. Miller (7)	2014	$322,362	$166,800	$--	$--	$623,392	$1,112,554
Former Executive Vice President / Chief Operating Officer	2013	$322,362	$--	$--	$111,951	$14,043	$448,356
Deborah J. Pierce (8)	2014	$250,000	$--	$--	$--	$9,098	$259,098
Former Chief Financial Officer	2013	$250,000	$161,000	$--	$39,983	$4,259	$455,242

(1)
The amounts shown in this column represent the aggregate grant date fair value of restricted stock calculated pursuant to the guidance set forth under FASB ASC Topic 718 for the year ended related to restricted stock awards granted in and prior to 2014 pursuant to our various share-based payment plans, and include amounts from awards. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(2)
The amounts shown in this column represent the aggregate grant date fair value computed in accordance with the FASB ASC Topic 718. For a discussion of valuation assumptions used in calculation of these amounts, see Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014.

(3)
The amount shown in this column for each named executive officer is the attributable performance-based bonus granted under the 2006 Incentive Compensation Plan. These amounts correspond to the year in which they were earned.

(4)
For Mr. Hilliou in 2014, includes $650,670 for severance items, $6,447 in 401(k) matching contributions, $4,800 representing incidental expenses relating to maintaining an office separate from our headquarters, and $1,013 for insurance paid by the Company on the employee’s behalf. For Mr. Miller in 2014, includes $612,847 for severance items, $6,447 in 401(k) matching contributions, and $4,098 for insurance paid by the Company on the employee’s behalf. For Ms. Pierce in 2014, includes $5,000 in 401(k) matching contributions and $4,098 for insurance paid by the Company on the employee’s behalf.

(5)	Mr. Lee was appointed as our President and Chief Executive Officer in November 2014. His annual salary is $350,000 per year.

(6)	Mr. Hilliou resigned as our Chief Executive Officer in November 2014.

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(7)	Mr. Miller resigned as our Executive Vice President and Chief Operating Officer in November 2014.

(8)	Ms. Pierce resigned as our Chief Financial Officer in December 2014.

The compensation committee reviews a number of factors when evaluating compensation of executives, including any potential base salary increases.  Such factors include, but are not limited to, a periodic review of our peer group within the gaming industry for equivalent positions of companies of similar size and status, external market conditions, and individual factors.  Such individual factors include the executive’s experience, tenure, education, job performance, financial contributions and impact to us, complexity of the executive’s responsibilities and any unique skills or qualities the executive possesses.

The executive compensation paid to our new President and Chief Executive Officer, Mr. Lee, was determined by the Compensation Committee.

Employment Agreement of Daniel R. Lee

On November 28, 2014, we entered into an Employment Agreement with Mr. Lee (the “Lee Employment Agreement”) pursuant to which Mr. Lee serves as our President and Chief Executive Officer. The Lee Employment Agreement is effective as of November 28, 2014, and expires on November 30, 2018, unless earlier terminated.

The Lee Employment Agreement provides for an annual base salary of $350,000 and an opportunity to earn an annual discretionary cash performance bonus, based on the achievement of individual and company-based performance criteria established by our Board or compensation committee. In addition, pursuant to the Lee Employment Agreement Mr. Lee is entitled to (i) participate in customary health, welfare and fringe benefit plans at our sole expense, and (ii) company-paid life insurance and long-term disability policies each covering $525,000. In connection with entering into the Lee Employment Agreement, Mr. Lee was granted, outside of the 2006 Incentive Compensation Plan, a nonqualified stock option covering 943,834 shares of our common stock, with a per share exercise price equal to the closing price per share on the grant date. The stock option is intended to be an “employee inducement award” and will vest with respect to 25% of the shares subject to the stock option on November 28, 2015 and will continue to vest with respect to an additional 1/48th of the shares subject to the stock option on each monthly anniversary thereafter, subject to Mr. Lee’s continued service through the applicable vesting date.  The stock option will vest in full on a change in control of the Company. Upon Mr. Lee’s termination of employment due to death or disability, he will be entitled to accelerated vesting of all outstanding stock options held by Mr. Lee on the termination date with respect to such number of shares underlying each stock option that would have vested over the one-year period immediately following the termination date had the stock option continued to vest in accordance with its term.

If Mr. Lee’s employment is terminated by us without “cause” or by Mr. Lee for “good reason” (each, as defined in the Lee Employment Agreement), then, in addition to accrued amounts, Mr. Lee will be entitled to receive the following payments and benefits:

●
cash severance in aggregate amount equal to the greater of (i) the salary Mr. Lee would have earned had he remained employed from the termination date through the fourth anniversary of the effective date of the Lee Employment Agreement and (ii) 12 months’ salary, payable in installments through the fourth anniversary of the Lee Employment Agreement effective date or, if the termination occurs within six months following a change in control, in a lump sum;

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●	company-paid healthcare continuation coverage for Mr. Lee and his dependents for the original term of the agreement, unless covered by comparable insurance by a subsequent employer; and

●	full accelerated vesting of all outstanding stock options held by Mr. Lee on the termination dates.

 Mr. Lee’s right to receive the severance payments and benefits (either in connection with a change in control or outside the change in control context) described above is subject to the delivery of an effective mutual general release of claims.  The Lee Employment Agreement also contains confidentiality, non-solicitation and non-competition provisions.

2006 Incentive Compensation Plan

On May 29, 2006, our stockholders approved our 2006 Incentive Compensation Plan.  The plan is administered by our compensation committee.  In consideration of their services, officers, directors, employees and consultants of us or a related entity are eligible to receive a variety of awards under the plan, including, incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, deferred stock, dividend equivalents, bonus stock and performance awards.  On April 26, 2011, our stockholders approved our Amended and Restated 2006 Incentive Compensation Plan (as amended, hereinafter the “2006 Incentive Compensation Plan”), which increased the shares of common stock available under the plan by 800,000 to 2,000,000. The 2006 Incentive Compensation Plan will no longer be used for new grants if the stockholders approve the 2015 Equity Compensation Plan.

Restricted Stock

Upon stockholder approval of our 2006 Incentive Compensation Plan in May 2006, we granted 275,000 shares of restricted stock to Andre Hilliou and 35,000 shares of restricted stock to T. Wesley Elam.  In March 2007, we granted 110,000 shares of restricted stock to Mark Miller.  All of the above shares of restricted stock are fully vested.  On April 26, 2011, our stockholders approved an additional 800,000 shares of common stock to be available under our 2006 Incentive Compensation Plan.  On June 1, 2011, we granted 300,000 shares of restricted stock to each of Andre Hilliou and Mark Miller, with both grants vesting on June 1, 2013.  We also granted 50,000 shares of restricted stock to T. Wesley Elam, vesting in equal annual installments beginning on June 1, 2012.  On January 15, 2013, we granted 50,000 shares of restricted stock to Deborah J. Pierce, our former Chief Financial Officer, vesting in three equal annual installments beginning on January 15, 2014.  On June 5, 2013, we granted 15,000 shares of restricted stock to Elaine L. Guidroz, our Secretary and General Counsel, vesting in three equal annual installments beginning on June 1, 2014.  On January 1, 2014, we granted 60,000 shares of restricted stock to each of Andre Hilliou and Mark Miller, and both grants vested in November 2014 in connection with the resignations of Mr. Hilliou and Mr. Miller.  As of the record date, we had issued 1,989,000 shares of restricted stock under the plan, as amended, and there are 11,000 shares of common stock available for future issuance under the plan.  Because of the small number of shares available under the 2006 Incentive Compensation Plan, the Board has submitted for stockholder consideration the 2015 Equity Incentive Plan.

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Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2014, about our equity compensation plans under which our equity securities are authorized for issuance.

	(a)		(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	--		--	11,000	(1)
Equity compensation plans not approved by security holders	943,834	(2) (3)	$1.25	None
Total	943,834		$1.25	11,000

(1)	These shares were available for future issuance under our 2006 Incentive Compensation Plan. As of the record date, there are 11,000 shares of common stock available for future issuance under the plan.

(2)
Pursuant to the Lee Employment Agreement, Mr. Lee was granted, outside of the 2006 Equity Incentive Plan, a nonqualified stock option covering 943,834 shares of our common stock.  The stock option was issued as an “employee inducement award” and will vest with respect to 25% of the shares subject to the stock option on November 28, 2015 and will continue to vest with respect to an additional 1/48th of the shares subject to the stock option on each monthly anniversary thereafter, subject to Mr. Lee’s continued service through the applicable vesting date.

(3)
This amount does not include the non-qualified stock option, issued as an “employment inducement award,” covering 300,000 shares of our common stock that was granted to Mr. Fanger after the 2014 year-end upon his hiring in January 2015.

Certain Relationships and Related Transactions

None.

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PROPOSAL TWO: APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN

Background

On March 31, 2015, our Board adopted the Full House Resorts, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”), subject to and effective upon stockholder approval. We are asking our stockholders to approve the 2015 Equity Incentive Plan so that we can use the 2015 Equity Incentive Plan to achieve the Company’s performance, recruiting, retention and incentive goals, as well as receive a federal income tax deduction for certain compensation paid under the 2015 Equity Incentive Plan. Such an incentive plan also helps to align our management team and Board with the long-term interests of our stockholders. If stockholders do not approve the 2015 Equity Incentive Plan, we will pay our Board and management team additional cash compensation to offset the unavailability of equity compensation, or otherwise risk the loss of valuable members of our Board and management team.  Although our three-year (2012-2014) average “burn rate” was only 2.03%, only 11,000 shares remain available for grant under the 2006 Incentive Compensation Plan.

The 2015 Equity Incentive Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents and performance-based compensation, to allow the Company to adapt its incentive compensation program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the 2015 Equity Incentive Plan is essential to our continued success. Our Board and management believe that equity awards motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. Our Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals. The Board and management believe that the ability to grant equity awards will be important to the future success of the Company.

The 2015 Equity Incentive Plan will serve as the successor to our 2006 Incentive Compensation Plan. Assuming stockholders approve the 2015 Equity Incentive Plan, the 2015 Equity Incentive Plan will be effective as of May 5, 2015 and the 2006 Incentive Compensation Plan will terminate on that date (except with respect to awards previously granted under the 2006 Incentive Compensation Plan that remain outstanding). As described in further detail below, following adoption of the 2015 Equity Incentive Plan, shares reserved for issuance will include 1,400,000 new shares and up to 1,243,834 new shares issuable in respect to non-qualified stock options granted to Mr. Lee and to Mr. Fanger in connection with their employment (the “Lee/Fanger Grants”). Thus, the actual increase in shares available for grant under the Company’s equity incentive plans is 1,389,000 (given that the 11,000 shares available for grant under the 2006 Incentive Compensation Plan were already approved under the 2006 Incentive Compensation Plan). If stockholders approve the 2015 Equity Incentive Plan, based upon the Company’s current “burn rate” of shares granted under equity compensation plans, the Company currently expects that it will not need to ask stockholders to approve additional shares for the 2015 Equity Incentive Plan for three to four years, depending on business conditions.

A general description of the 2015 Equity Incentive Plan is set forth below. This description is qualified in its entirety by the terms of the 2015 Equity Incentive Plan, a copy of which is attached hereto as Appendix A.

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Summary of the 2015 Equity Incentive Plan

Share Reserve.    The number of shares of Company common stock initially reserved for issuance under the 2015 Equity Incentive Plan will include a new number of shares reserved for issuance under the 2015 Equity Incentive Plan of 1,400,000 shares. The 2006 Incentive Compensation Plan will no longer be used for new grants if the stockholders approve the 2015 Equity Compensation Plan.

Share Counting.    Each share issued in connection with an award granted on or after the effective date will be counted against the 2015 Equity Incentive Plan’s share reserve as one (1) share for every one (1) share issued in connection with such award (and shall be counted as one (1) share for each one share that is returned or deemed not to have been issued from the 2015 Equity Incentive Plan). Any shares covered by an award which is forfeited, canceled or expires shall be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued under the 2015 Equity Incentive Plan. Shares that have been issued under the 2015 Equity Incentive Plan pursuant to an award shall not be returned to the 2015 Equity Incentive Plan and shall not become available for future grant under the 2015 Equity Incentive Plan. Shares tendered or withheld in payment of an award exercise or purchase price and shares withheld by the Company to pay any tax withholding obligation shall not be returned to the 2015 Equity Incentive Plan and shall not become available for future issuance under the 2015 Equity Incentive Plan. In addition, all shares covered by the portion of a stock appreciation right that is exercised shall be considered issued pursuant to the 2015 Equity Incentive Plan.

Administration.   The 2015 Equity Incentive Plan is administered, with respect to grants to officers, employees, directors and consultants, by the 2015 Equity Incentive Plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. The compensation committee currently acts as the Administrator. With respect to grants to officers and directors, the compensation committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code.

The Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares or the amount of other consideration to be covered by each award (subject to the limitations set forth below), to approve award agreements for use under the 2015 Equity Incentive Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the 2015 Equity Incentive Plan (subject to the limitations described above), to construe and interpret the terms of the 2015 Equity Incentive Plan and awards granted, to resolve and clarify inconsistencies, ambiguities and omissions in the 2015 Equity Incentive Plan and among the 2015 Equity Incentive Plan and any award agreement, to take all actions regarding questions of coverage, eligibility and entitlement to benefits and benefit amounts, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions, and to take such other action not inconsistent with the terms of the 2015 Equity Incentive Plan, as the Administrator deems appropriate.

No Repricings or Exchanges without Stockholder Approval.    The Company shall obtain stockholder approval prior to (a) the reduction of the exercise price of any stock option or the base appreciation amount of any stock appreciation right awarded under the 2015 Equity Incentive Plan or (b) the cancellation of a stock option or stock appreciation right at a time when its exercise price or base appreciation amount exceeds the fair market value of the underlying shares, in exchange for another stock option, stock appreciation right, restricted stock or other award (unless the cancellation and exchange occurs in connection with a Change in Control).

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Clawback of Benefits.    Any award under the 2015 Equity Incentive Plan is subject to the Company’s clawback policy which subjects performance-based compensation to cancellation, recovery or repayment in accordance with the Company’s current or future clawback policy or by applicable law.  By accepting an award under the 2015 Equity Incentive Plan, a grantee agrees (i) to be bound by any existing or future clawback policy (or amendments thereto) adopted by the Company, and (ii) that the Company may unilaterally amend such grantee’s award agreements (including any award agreements relating to awards issued under the 2006 Incentive Compensation Plan), without the grantee’s consent, to the extent that the Administrator in its discretion determines to be necessary or appropriate to comply with any clawback policy of the Company.

Terms and Conditions of Awards.    The 2015 Equity Incentive Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights, stock appreciation rights, and performance-based compensation (collectively referred to as “awards”). Stock options granted under the 2015 Equity Incentive Plan may be either incentive stock options under the provisions of Section 422 of the Code or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of the shares subject to stock options designated as incentive stock options that become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess stock options shall be treated as non-qualified stock options. Under the 2015 Equity Incentive Plan, awards may be granted to such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2015 Equity Incentive Plan shall be designated in an award agreement.

Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the 2015 Equity Incentive Plan. Any awards that vest solely based on the continued service of the grantee (other than awards to independent directors) shall vest over a period no less than three years. Any Options granted to outside Directors are subject to a minimum one year vesting period based on Continuous Service of the Grantee.  Under the 2015 Equity Incentive Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the grantee, only by the grantee. Other awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities and to charitable organizations, in all cases without payment for such transfers to the grantee. Notwithstanding the foregoing, the grantee may designate one or more beneficiaries of the grantee’s award in the event of the grantee’s death on a beneficiary designation form provided by the Administrator.

The term of any award granted under the 2015 Equity Incentive Plan will be stated in the applicable award agreement, provided that the term of an award may not exceed ten (10) years (or five (5) years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). Notwithstanding the foregoing, the term of an award shall not include any period for which the participant has elected to defer the receipt of the shares issuable pursuant to the award according to a deferral program the Administrator may establish in its discretion.

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The 2015 Equity Incentive Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the stock option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of non-qualified stock options, stock appreciation rights and awards intended to qualify as performance-based compensation, the exercise price, base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2015 Equity Incentive Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

Under the 2015 Equity Incentive Plan, the Administrator may establish one or more programs to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2015 Equity Incentive Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code.    The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a fiscal year of the Company is Five Hundred Thousand (500,000) shares. In connection with the participant’s commencement of service, he or she may be granted stock options and stock appreciation rights for up to an additional Two Hundred Fifty Thousand (250,000) shares. The foregoing limitations shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure, and its determination shall be final, binding and conclusive.

For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the maximum number of shares subject to such awards that may be granted to a participant during a fiscal year of the Company is Two Hundred Fifty Thousand (250,000) shares. The foregoing limitation shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure, and its determination shall be final, binding and conclusive. In addition, the foregoing limitations shall be prorated for any performance period consisting of fewer than twelve (12) months.

In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than ninety (90) days after the commencement of the services to which it relates, or at such other date as maybe required or permitted for “performance-based compensation” under Section 162(m) of the Code. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m), a “covered employee” is the Company’s chief executive officer and the three (3) other most highly compensated officers of the Company, other than the Chief Financial Officer.

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The 2015 Equity Incentive Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (a) increase in share price, (b) earnings per share, (c) total stockholder return, (d) operating margin, (e) gross margin, (f) return on equity, (g) return on assets, (h) return on investment, (i) operating income, (j) net operating income, (k) pre-tax profit, (l) cash flow (including, but not limited to, cash flow from operations, actual or free cash flow), (m) revenue, (n) expenses, (o) EBITDA, defined as earnings before interest, taxes, depreciation and amortization, (p) Adjusted EBITDA, defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, pre-opening costs, property charges, asset disposal losses, write-offs, reserves, recoveries and one-time nonrecurring charges, (q) an adjusted formula of EBITDA determined by the Administrator, (r) EBITDA margin, (s) Adjusted EBITDA margin, (t) objective measures of customer satisfaction, (u) implementation or completion of critical projects, (v) achievement of construction or development milestones, (w) achievement of strategic objectives, including development or acquisition activity, (x) completion of capital markets transactions, (y) maintenance or achievement of corporate rating targets, (z) third-party recognition of quality of service and/or product, (aa) average cost of debt or average cost of capital, (bb) economic value added, (cc) market share, (dd) employee satisfaction, or (ee) working capital management. The performance criteria may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The performance criteria may also be applicable to the Company, any parent or subsidiary of the Company, and/or any individual business units of the Company or any parent or subsidiary of the Company. In addition, the Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more performance goals established under any of these performance criteria, such as adjustments related to a change in accounting principle or tax laws, acquisitions, asset impairment charges or to gains or losses for litigation, arbitration and contractual settlements.

Certain Adjustments.    Subject to any required action by the stockholders of the Company, the number of shares covered by outstanding awards, the number of shares that have been authorized for issuance under the 2015 Equity Incentive Plan, the exercise or purchase price of each outstanding award, the maximum number of shares or amount that may be granted to any participant, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar event affecting the shares, (ii) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company or (iii) any other transaction with respect to our shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Change in Control.    Except as provided otherwise in an individual award agreement, in the event of a Change of Control (as defined in the 2015 Equity Incentive Plan), for the portion of each award that is assumed or replaced, then such portion of the award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the shares at the time represented by such assumed or replaced portion of the award, immediately upon termination of the grantee’s continuous service if such continuous service is terminated by the successor company or the Company without “cause” (as defined in the 2015 Equity Incentive Plan) or voluntarily by the grantee with “good reason” (as defined in the 2015 Equity Incentive Plan) within twelve (12) months after the Change of Control. In addition, except as provided otherwise in an individual award agreement, for the portion of each award that is neither assumed nor replaced, such portion of the award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at fair market value) for all of the shares at the time represented by such portion of the award, immediately prior to the specified effective date of such Change of Control, provided that the grantee’s continuous service has not terminated prior to such date.

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Under the 2015 Equity Incentive Plan, Change of Control means a change in ownership or control of the Company effected through one of the following transactions:  (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept; (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (iv) any merger, consolidation or other similar Change in Control (or series of related transactions) involving the Company unless the holders of the majority of the total combined voting power of the securities of the Company outstanding immediately prior to such merger, consolidation or other transaction possess more than fifty percent (50%) of the total combined voting power of the securities of the surviving entity that are outstanding immediately after such merger, consolidation or other Change in Control; or (v) the dissolution or liquidation of the Company.

Amendment, Suspension or Termination of the 2015 Equity Incentive Plan.  The Board may at any time amend, suspend or terminate the 2015 Equity Incentive Plan. The 2015 Equity Incentive Plan will terminate on May 5, 2025, unless earlier terminated by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, applicable rules of any stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents of the jurisdiction, the Company shall obtain stockholder approval of any such amendment to the 2015 Equity Incentive Plan in such a manner and to such a degree as required.

New Plan Benefits

Because the Administrator will make future awards at its discretion, we cannot determine the number of options and other awards that may be awarded in the future to eligible participants.

Federal Income Tax Consequences

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-qualified Stock Options.    The grant of a non-qualified stock option under the 2015 Equity Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. If the recipient is an employee or former employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

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A non-qualified stock option can be considered non-qualified deferred compensation and be subject to Section 409A of the Code if the exercise price can ever be less than the fair market value of the underlying stock on the date of the grant, or if the option includes any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the option (or the vesting of the shares subject to the option, if later). A non-qualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options.    The grant of an incentive stock option under the 2015 Equity Incentive Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the potential application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

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Stock Appreciation Rights.    Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees or former employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR also can be considered non-qualified deferred compensation and subject to Section 409A of the Code if the exercise price can ever be less than the fair market value of the underlying stock on the date of the grant, or if the SAR includes any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock.    A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to the Company, or upon the occurrence of a condition related to the purpose of the award if the possibility of forfeiture is substantial. The recipient generally will not recognize ordinary income at the time of the award. Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable free of the forfeiture restrictions, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized at the time of vesting (or on the date of the award if a Section 83(b) election is made) by a recipient that is an employee or former employee will be subject to withholding for federal income and employment tax purposes.

Restricted Stock Units.    With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

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Dividends and Dividend Equivalents.    Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company.    Unless limited by Section 162(m) of the Code, the Company generally will be entitled to a tax deduction in connection with an award under the 2015 Equity Incentive Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The 2015 Equity Incentive Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
APPROVAL OF THE 2015 EQUITY INCENTIVE PLAN.

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PROPOSAL THREE: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Piercy Bowler Taylor & Kern was retained as our independent registered public accounting firm for the year ended December 31, 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF PIERCY BOWLER TAYLOR & KERN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM MATTERS

Independent Auditors

Piercy Bowler Taylor & Kern audited our annual consolidated financial statements for the years ended December 31, 2014 and 2013. Representatives of Piercy Bowler Taylor & Kern are expected to attend the annual meeting.

During 2014 and 2013, we retained Piercy Bowler Taylor & Kern to provide services in the following categories and amounts:

Audit Fees

Fees in connection with the audit of our financial statements and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q was $242,580 and $246,053 for 2014 and 2013, respectively. The audit fees for 2013 also included $40,000 in audit fees for Silver Slipper Casino Venture, LLC audits for the nine months ended September 30, 2012 and the three months ended December 31, 2012, respectively, which were required in conjunction with our filing of our Form S-1 registration statement.

Audit Related Fees

Audit related fees were $33,000 for 2014 and $30,000 for 2013.  Fees in 2014 and 2013 relate primarily to Nevada and Mississippi Gaming Commission regulatory reporting.

Tax Fees

We did not engage Piercy Bowler Taylor & Kern for any tax related professional services for the  years ended December 31, 2014 or 2013.

All Other Fees

Other services fees were $8,343 and $36,875 for 2014 and 2013, respectively.

Pre-Approval Policies and Procedures

The audit committee’s policy is to review and pre-approve any engagement of our independent auditor to provide any audit or permissible non-audit service to us. All of the services provided by our independent auditors were approved by our audit committee and the audit committee believes that the provision of these services is consistent with maintaining the accountants’ independence.

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Audit Committee Report

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

The audit committee oversees Full House Resorts, Inc.’s financial reporting process. Management has the primary responsibility for the financial statements and the financial reporting process including the system of internal controls.

In fulfilling our oversight responsibilities, we reviewed and discussed the financial statements with management. In addition, we discussed with the independent auditors matters deemed significant by the independent auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.  The audit committee met at the end of each quarter with management and the independent auditors where we reviewed and approved the quarterly and annual filings.

The independent auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  We discussed with the independent auditors matters relating to their independence and considered whether their provision of non-audit services is compatible with maintaining their independence.

Based on our review with management and the independent auditors of Full House Resorts, Inc.’s audited consolidated financial statements and the independent auditors’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended that the audited consolidated financial statements be included in Full House Resorts, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Kathleen Marshall
Craig W. Thomas
Bradley M. Tirpak

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PROPOSAL FOUR:  ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which enacted Section 14A of the Securities Exchange Act of 1934, requires that our stockholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Our executive compensation is described above under the heading “Executive Compensation.”  Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success.  Please read the section of this proxy statement titled “Executive Compensation” for additional details about our executive compensation programs, including information about the 2014 compensation of our named executive officers.

As described in Proposal 1 - Election of Directors, our compensation committee reviews and makes recommendations to the Board regarding all forms of compensation to be provided to our executive officers and directors. Management provides recommendations to the compensation committee on the amount and type of executive compensation as well as individual performance objectives for bonuses and incentive compensation, and the committee reviews these recommendations along with information previously provided by an executive employment consultant to formulate the committee’s recommendations to the Board. The compensation committee determines the fulfillment of the individual performance objectives and recommends individual bonus and incentive compensation amounts to the Board.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, other executive compensation tables and related narrative disclosures is hereby APPROVED.

The say-on-pay vote is advisory, and therefore not binding on us, the compensation committee or our Board.  However, the compensation committee and our Board value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

The approval of this proposal requires the number of votes cast in favor of this proposal to exceed the number of votes cast in opposition to this proposal.

Our Board recommends that you vote “FOR” the resolution approving the compensation of our named executive officers as disclosed in the section titled “Executive Compensation” of this proxy statement.

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GENERAL INFORMATION

Other Matters. Our Board does not intend to present any matter for action at the annual meeting other than the matters described in this proxy statement. If any other matters properly come before the annual meeting, it is intended that the holders of the proxies hereby solicited will act in respect to such matters in accordance with their best judgment.

Information Concerning Stockholder Proposals and Director Nominations. Any stockholder satisfying the SEC requirements and wishing to submit a proposal to be included in the proxy statement for the 2016 Annual Meeting of Stockholders should submit the proposal in writing to the Corporate Secretary, Full House Resorts, Inc., 4670 South Fort Apache Road, Suite 190, Las Vegas Nevada 89147. We must receive a proposal by December 4, 2015 in order to consider it for inclusion in the proxy statement for the 2016 Annual Meeting of Stockholders.

Stockholders who wish to present director nominations or any other business at the 2016 Annual Meeting of Stockholders are required to notify the Corporate Secretary of their intent no later than December 4, 2015. We retain discretion to vote proxies we receive with respect to proposals received after February 17, 2016.

By Order of the Board of Directors,

/s/ Bradley M. Tirpak
Bradley M. Tirpak
Chairman

Las Vegas, Nevada
April 3, 2015

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Attachment A

Full House Resorts, Inc.

2015 Equity Incentive Plan

1.     Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.     Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)     “Administrator” means the Board or the Committee appointed to administer the Plan, whichever applicable based on the terms and conditions set forth in this Plan.

(b)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)     “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)     “Assumed” means that pursuant to a Change in Control either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Change in Control with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Change in Control as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)     “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, Performance Based Compensation or other right or benefit under the Plan.

(f)     “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)     “Board” means the Board of Directors of the Company.

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(h)     “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; or (ii) material breach of any agreement with the Company or a Related Entity; or (iii) engagement in any material act or omission constituting dishonesty, wrongdoing or malfeasance with respect to the Company or a Related Entity; or (iv) engagement in conduct which violates the Company’s or a Related Entity’s code of conduct policy; or (v) denial of or the failure to be issued any gaming license, finding of suitability or other similar regulatory approval, or, in the event any such license, finding of suitability or other similar regulatory approval has been issued to the Grantee, the subsequent revocation, suspension or non-renewal of the same; or (vi) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Change in Control or a Change in Control, such definition of “Cause” shall not apply until a Change in Control or a Change in Control actually occurs.

(i)     “Change in Control” means a change in ownership or control of the Company effected through one of the following transactions:

(i)      the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept;

(ii)     a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii)    the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iv)    any merger, consolidation or other similar Change in Control (or series of related transactions) involving the Company unless the holders of the majority of the total combined voting power of the securities of the Company outstanding immediately prior to such merger, consolidation or other transaction possess more than fifty percent (50%) of the total combined voting power of the securities of the surviving entity that are outstanding immediately after such merger, consolidation or other Change in Control; or

(v)     the dissolution or liquidation of the Company.

(j)      “Code” means the Internal Revenue Code of 1986, as amended.

(k)     “Committee” means a committee designated by the Board to administer the Plan which shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent.”

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(l)      “Common Stock” means the common stock of the Company.

(m)    “Company” means Full House Resorts, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Change in Control.

(n)     “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o)     “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(p)     “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(q)     “Covered Employee” means an Employee, Director or Consultant who is a “covered employee” under Section 162(m)(3) of the Code.

(r)      “Director” means a member of the Board or the board of directors of any Related Entity.

(s)     “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides services does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

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(t)      “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u)     “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(v)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

 (i)     If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

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(x)      “Good Reason” means, with respect to the termination by the Grantee of the Grantee’s Continuous Service, that such termination is for “Good Reason” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity (including, but not limited to, the Award Agreement for a particular Award), or in the absence of such then-effective written agreement and definition, the occurrence after a Change in Control of any of the following events or conditions unless consented to by the Grantee (and the Grantee shall be deemed to have consented to any such event or condition unless the Grantee provides written notice of the Grantee’s non-acquiescence within 30 days of the effective time of such event or condition):

(i)     a change in the Grantee’s responsibilities or duties which represents a material and substantial diminution in the Grantee’s responsibilities or duties as in effect immediately preceding the consummation of a Change in Control; or

(ii)    a reduction in the Grantee’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Change in Control or at any time thereafter; provided that an across-the-board reduction in the salary level of substantially all other individuals in positions similar to the Grantee’s by the same percentage amount shall not constitute such a salary reduction; or

(iii)   requiring the Grantee to be based at any place outside a 50 mile radius from the Grantee’s job location as a result of a Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Change in Control.

(y)      “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z)       “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa)    “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the nationally recognized securities exchange or trading market on which the Common Stock of the Company is then traded.

(bb)     “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc)     “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd)     “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee)     “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)      “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(gg)     “Plan” means this Full House Resorts, Inc. 2015 Equity Incentive Plan, as may be amended from time to time.

(hh)     “Predecessor Plans” means the Company’s Amended and Restated 2006 Incentive Compensation Plan (Effective as of April 26, 2011).

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(ii)      “Related Entity” means any Parent or Subsidiary of the Company.

(jj)      “Replaced” means that pursuant to a Change in Control the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Change in Control and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(kk)     “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll)      “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for Shares, other securities or cash or a combination of Shares, other securities or cash as established by the Administrator.

(mm)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn)     “SAR” means a stock appreciation right entitling the Grantee to Shares measured by appreciation in the value of Common Stock.

(oo)     “Share” means a share of the Common Stock.

(pp)     “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)      Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is One Million Four Hundred Thousand (1,400,000) Shares, which includes the number of Shares that remain available for grants of awards under the Predecessor Plans as of the date the Plan is approved by the Company’s stockholders. The maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is One Million Four Hundred Thousand (1,400,000) Shares. Each Share issued in connection with an Award granted on or after the effective date will be counted against the Plan’s Share reserve as one (1) Share for every one (1) Share issued in connection with such award. Any Share that again becomes available for delivery pursuant to Section 3(b) shall be added back as one (1) Share. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

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(b)     Any Shares covered by an Award (or portion of an Award) which are forfeited, canceled or expire (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares tendered to or withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of a SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

4.     Administration of the Plan.

(a)     Plan Administrator.

(i)     Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by the Committee.

(ii)     Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a sub-committee designated by the Board, which sub-committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such sub-committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)    Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made by the Committee.

(b)     Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)     to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)   to determine whether and to what extent Awards are granted hereunder;

(iii)  to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)   to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions of any Award granted hereunder;

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(vi)     to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Change in Control;

(vii)    to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)   to resolve and clarify inconsistencies, ambiguities and omissions in the Plan and among and between the Plan and any Award or other related documents;

(ix)     to take all actions and make all decisions regarding questions of coverage, eligibility and entitlement to benefits and benefit amounts;

(x)      to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xi)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the service, or other reasonable knowledge of institution, of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

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5.     Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.     Terms and Conditions of Awards.

(a)     Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares or (ii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights or Performance-Based Compensation, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)     Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)     Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (Shares or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria; provided, however, that each Award that vests solely based on the continued service of the Grantee, other than for grants to outside Directors, shall vest and therefore become exercisable in no less than three equal installments on each of the first, second and third anniversaries of the date of grant, subject to the Grantee’s Continuous Service. Notwithstanding the preceding sentence, all Options granted to outside Directors are subject to a minimum one year vesting period based on Continuous Service of the Grantee. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable on no less than the third anniversary of the date of grant, subject to the achievement of applicable performance goals and the Grantee’s Continuous Service. No Award may be exercised for a fraction of a share of Common Stock.

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(d)     Performance-Based Compensation. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement, or the payment or distribution of any Award, the lapsing of restrictions thereon or the distribution of cash, Shares or other property pursuant thereto, as applicable, upon the occurrence of a specified event. The performance criteria established by the Committee may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow (including, but not limited to, cash flow from operations, actual or free cash flow), (xiii) revenue, (xiv) expenses, (xv) “EBITDA,” defined as earnings before interest, taxes, depreciation and amortization, (xvi) ” Adjusted EBITDA,” defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, pre-opening costs, property charges, asset disposal losses, write-offs, reserves, recoveries and one-time nonrecurring charges, (xvii) an adjusted formula of EBITDA determined by the Administrator, (xviii) EBITDA margin, (xix) Adjusted EBITDA margin, (xx) objective measures of customer satisfaction, (xxi) implementation or completion of critical projects, (xxii) achievement of construction or development milestones, (xxiii) achievement of strategic objectives, including development or acquisition activity, (xxiv) completion of capital markets transactions, (xxv) maintenance or achievement of corporate rating targets, (xxvi) third-party recognition of quality of service and/or product, (xxvii) average cost of debt or average cost of capital, (xxviii) economic value added, (xxix) market share (xxx) employee satisfaction, or (xxxi) working capital management. The performance criteria may also be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance criteria applicable to the Award intended to be Performance-Based Compensation. In addition, the Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more performance goals established under any of these performance criteria, such as adjustments related to a change in accounting principle or tax laws, acquisitions, asset impairment charges or to gains or losses for litigation, arbitration and contractual settlements.

Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

Achievement of performance goals in respect of Awards subject to this Section 6(d) shall be measured over a Performance Period no shorter than twelve (12) months and no longer than five (5) years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to Awards, subject to this Section 6(d), or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 6(d), but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 6(d). The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

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No Participant shall receive any payment under the Plan that is subject to this Section 6(d) unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

(e)     Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)      Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)     Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)     Individual Limitations on Awards.

(i)     Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be five hundred thousand (500,000) Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional two hundred fifty thousand (250,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

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(ii)     Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, with respect to each fiscal year of the Company that constitutes or is part of each Performance Period, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be two hundred fifty thousand (250,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10 below. In addition, the foregoing limitation shall be prorated for any Performance Period consisting of fewer than twelve (12) months by multiplying such limitation by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12).

(i)       Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(j)       Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(k)     Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares issuable pursuant to the Award.

(l)      Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, and to charitable organizations, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(m)     Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

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(n)     Clawback of Benefits. The Administrator may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by the Grantee, and (iii) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”). In addition, the Grantee may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy. By accepting an Award, the Grantee is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Grantee’s Award Agreements (and/or awards issued under the Predecessor Plans) may be unilaterally amended by the Company, without the Grantee’s consent, to the extent that the Administrator in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

(o)     Section 409A

(i)          The Award Agreement for any Award that the Administrator reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Administrator, in its sole discretion and without the consent of any Grantee, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Administrator determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)          If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)          payments under the Section 409A Plan may be made only upon (u) the Grantee’s “separation from service”, (v) the date the Grantee suffers a Disability, (w) the Grantee’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B)           The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)            any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)           In the case of any Grantee who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Grantee’s “separation from service” (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

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(iii)           Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Grantee that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Grantee or any Beneficiary for any tax, additional tax, interest or penalties that the Grantee or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

7.     Award Exercise or Purchase Price, Consideration and Taxes.

(a)      Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)       In the case of an Incentive Stock Option:

(A)     granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(B)     granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)      In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)     In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)    In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(v)     In the case of other Awards, such price as is determined by the Administrator.

(vi)    Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

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(b)     Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)       cash;

(ii)      check;

(iii)     surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)    with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v)      with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi)     any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)     Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

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8.     Exercise of Award.

(a)     Procedure for Exercise; Rights as a Stockholder.

(i)      Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii)     An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)     Exercise of Award Following Termination of Continuous Service.

(i)      Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event the Grantee’s Continuous Service terminates, the Grantee may exercise his or her Award (to the extent that the Grantee was entitled to exercise such Award as of the date of termination) but only within such period of time ending on the earlier of (x) the date ninety (90) days following the termination of the Grantee’s Continuous Service or (y) the expiration of the term of the Award as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Awards (whether or not vested) shall immediately terminate and cease to be exercisable.

(ii)     If, after termination, the Grantee does not exercise his or her Award within the time specified in Section 8(b)(i) above, the Award shall terminate.

 (iii)   Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.     Conditions Upon Issuance of Shares.

(a)     If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b)     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

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10.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.     Change in Control.

(a)     Termination of Award to Extent Not Assumed in Change in Control. Effective upon the consummation of a Change in Control, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Change in Control.

(b)     Acceleration of Award Upon Change in Control.

(i)       Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control and:

(A)     for the portion of each Award that is Assumed or Replaced, then such Award (if Assumed), the replacement Award (if Replaced), or the cash incentive program (if Replaced) automatically shall become fully vested, exercisable and payable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such Assumed or Replaced portion of the Award, immediately upon termination of the Grantee’s Continuous Service if such Continuous Service is terminated by the successor company or the Company without Cause or voluntarily by the Grantee with Good Reason within twelve (12) months after the Change in Control; and

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(B)     for the portion of each Award that is neither Assumed nor Replaced, such portion of the Award shall automatically become fully vested and exercisable and be released from any repurchase or forfeiture rights (other than repurchase rights exercisable at Fair Market Value) for all of the Shares (or other consideration) at the time represented by such portion of the Award, immediately prior to the specified effective date of such Change in Control, provided that the Grantee’s Continuous Service has not terminated prior to such date. For Awards that have an exercise feature, the portion of the Award that is not Assumed shall terminate under subsection (a) of this Section 11 to the extent not exercised prior to the consummation of such Change in Control.

 (c)     Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.     Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17 below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13.     Amendment, Suspension or Termination of the Plan.

(a)     The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b)     No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)     No suspension or termination of the Plan (including termination of the Plan under Section 11 above) shall adversely affect any rights under Awards already granted to a Grantee.

14.     Reservation of Shares.

(a)     The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause including, but not limited to, Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

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17.     Stockholder Approval. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval; provided that such Awards shall not be exercisable, shall not vest and the restrictions thereon shall not lapse and no Shares shall be issued pursuant thereto prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. The vote of the Company’s stockholders required for approval of the Plan shall be a majority of the total votes cast by the holders of shares present in person or represented by proxy and entitled to vote on such action.

18.     Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20.     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21.     Governing Law. Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law

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ANNUAL MEETING OF STOCKHOLDERS OF FULL HOUSE RESORTS, INC. May 5, 2015 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.fullhouseresorts.com/images/pdf/Proxy2015.pdf Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. PROPOSAL ONE: Election of Directors. O Kenneth R. Adams O Carl G. Braunlich O W.H. Baird Garrett O Ellis Landau O Daniel R. Lee O Kathleen Marshall O Craig W. Thomas O Bradley M. Tirpak PROPOSAL TWO: Approval of the 2015 Equity Incentive Plan. PROPOSAL THREE: Ratification of Piercy Bowler Taylor & Kern as the independent registered public accounting firm of Full House Resorts for 2015. PROPOSAL FOUR: Advisory Vote to Approve Named Executive Officer Compensation. OTHER MATTERS: Granting the proxies discretionary authority to vote upon any other unforeseen matters which are properly brought before the meeting as management may recommend. The undersigned hereby revokes any and all other proxies heretofore given by the undersigned and hereby ratifies all that the above-named proxies may do at such meeting or any adjournments thereof, by virtue hereof. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ envelope provided. ---------------- 20833030000000000000 8 050515 FOR AGAINST ABSTAIN GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 PROXY FULL HOUSE RESORTS, INC. This Proxy is Solicited on behalf of the Board of Directors KNOWN ALL MEN BY THESE PRESENTS, that the undersigned, a stockholder in Full House Resorts, Inc., a Delaware corporation ("Full House"), hereby appoints Daniel R. Lee and Bradley M. Tirpak, and each of them acting jointly, if more than one be present, proxies for the undersigned, to vote all shares of Full House as the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the annual meeting of stockholders of Full House to be held on May 5, 2015 or any adjournment thereof, on the following matters and, in their discretion, on such other matters as may properly come before the meeting. This proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the following Proposals. (Continued and to be signed on the reverse side) 1.1